CUSIP No. G73268149

Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the ordinary shares, nil par value (the “Ordinary Shares”) of Quotient Limited and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of December 15, 2022.

CI Investments Inc.

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CI High Income Fund

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CI Corporate Bond Fund

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CI Diversified Yield Fund

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CI Canadian Income & Growth Fund

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CI Income Fund

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CUSIP No. G73268149

CI Global Income & Growth Fund

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

Canadian Fixed Income Pool

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CI High Yield Bond Fund

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

Global Income Allocation Corporate Class

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CI Diversified Yield Corporate Class

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

Global Income Allocation Pool

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CI Global High Yield Fixed Income Private Trust

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income

CI U.S. Income $US Fund

By:	/s/ Simona Destefano
Name:	Simona Destefano
Title:	Vice-President, Fixed Income